UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Monroe Capital Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

YOUR VOTE IS IMPORTANT. VOTE YOUR SHARES TODAY! Dear Fellow Stockholder: We are pleased to provide you with the enclosed proxy materials for the Monroe Capital Corporation ("MRCC") 2025 Annual Meeting of Stockholders, which will be held virtually on June 17, 2025. Your vote is extremely important, regardless of the number of shares you own. We urge you to vote as soon as possible to ensure that the meeting can occur as scheduled, which would avoid incurring additional costs to MRCC and its stockholders. We urge you to review the enclosed proxy materials, including the proxy statement, as they describe in detail the Proposals to be considered by MRCC's stockholders. We are asking stockholders to (1) elect directors; and (2) provide flexibility on MRCC to sell shares below net asset value ("NAV") in one or more offerings within 12 months after stockholder approval. While MRCC has no immediate plans to issue any shares of its common stock below NAV, MRCC is seeking stockholder approval now in order to provide flexibility if it desires in the future to issue shares of its common stock below NAV per share, which typically must be undertaken quickly. If you have any questions, please feel free to contact your financial advisor or call our proxy solicitor, Broadridge, at 1-833-501-4817. We thank you for your participation. Monroe Capital Corporation P11831-LTR WITHOUT A PROXY CARD Call 1-833-501-4817 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. PHONE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PROXY QUESTIONS? Call 1-833-501-4817 ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO VOTE Monroe Capital Corporation

P11831-EPB IMPORTANT MATERIALS ENCLOSED. PLEASE RESPOND PROMPTLY TODAY. Monroe Capital Corporation

Choose your voting option Vote by Mail Mark, sign and date your ballot and return it in the postage-paid envelope provided. Just enter your Control Number and vote your shares. ProxyVote.com Vote by Phone WITH A PROXY CARD Call 1-800-690-6903 Available 24 hours Looking for your Control Number? It’s located in the black rectangle next to an arrow on your Proxy Card or Voting Instruction Form. Make your vote count. Vote must be received by 06/08/2022 to be counted. 0000 0000 0000 0000 Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! Return this form in the enclosed postage-paid envelope. Vote in person the day of the meeting. Visit www.ProxyVote.com Call 1-800-690-6903 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annualreports electronically via e-mail orthe Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 card in hand when you call and then follow the instructions. VOTE BY MAIL Mark,sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. 0000 0000 0000 0000 The annual stockholders’ meeting will be held on June 17, 2025. Whether or not you plan to attend, your vote is very important. You can vote your shares using one of the voting options listed below. Your Vote is Important! Please Vote Today! Monroe Capital Corporation Choose your voting option Vote by Mail Mark, sign and date your ballot and return it in the postage-paid envelope provided. Just enter your Control Number and vote your shares. ProxyVote.com Vote by Phone WITH A PROXY CARD Call 1-800-690-6903 Available 24 hours WITHOUT A PROXY CARD Call 1-833-501-4817 Mon - Fri, 9 a.m. to 10 p.m. ET to speak with a proxy specialist.

Be the vote that counts. MONROE CAPITAL CORPORATION 2025 Annual Meeting

June 17, 2025 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of April 7, 2025 Vote Common Shares by: June 16, 2025 Control Number: 0123456789012345 This email represents the following share(s): *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 View documents: 10-K Report | Proxy Statement | Shareholder Letter | © 2025 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

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Solicitation Script (Inbound and Outbound)

Monroe Capital Corporation

Meeting Date: June 17, 2025

Toll-Free Number: 1-833-501-4817

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for Monroe Capital Corporation. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of Monroe Capital Corporation to confirm you have received the proxy materials for the annual meeting of shareholders. Have you received the proxy materials?

NEAR MEETING DATE Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of Monroe Capital Corporation to confirm you have received the proxy materials for the annual meeting of shareholders scheduled in just a few days on June 17. Have you received the proxy materials?

ADJOURNMENT Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. <Shareholder’s Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on a recorded line on behalf of Monroe Capital Corporation. Due to the lack of shareholder participation, the annual meeting of shareholders has been adjourned to <date/time>. Have you received the proxy materials?

VOTING:

The board has recommended a vote IN FAVOR of each of the proposals.  Would you like to vote along with the recommendation of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside at <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 1-833-501-4817.

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Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

IF not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

Your Board recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposals reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 1-833-501-4817.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote online or by phone as outlined in the proxy materials. Thank you again for your time today and have a wonderful day/evening.

Voting (Any vote needed):

The board has recommended a vote ”FOR” each of the proposals. You may choose to vote Against or Abstain and help the company reach a quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

Registered holder wants a new proxy card/or their control number: <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting.  The board has recommended a vote FOR each of the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

Beneficial holder wants a new VIF/or their control number:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor, and they can arrange to have a new voting instruction form sent to you.  However, I can record your voting instructions right now so that it will be represented at the upcoming meeting.  The board has recommended a vote FOR each of the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Monroe Capital Corporation. You should have received the proxy materials electronically or in the mail concerning the annual meeting of shareholders to be held on June 17th.

CONFIDENTIAL INFORMATION | © 2023	2

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 1-833-501-4817 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE (ONLY ON LANDLINES):

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of Monroe Capital Corporation. You should have received the proxy materials electronically or in the mail concerning the annual meeting of shareholders to be held on June 17th.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 1-833-501-4817 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

PRE-RECORDED MESSAGES – NO CHANGES

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy-related calls. If you have questions regarding your investment, please contact your Investment professional. Thank you.

CC Hours (Eastern Time):

Monday through Friday, 9AM to 10PM

CONFIDENTIAL INFORMATION | © 2023	3